Proposed Acquisition of Zarlink Semiconductor July 20, 2011 Exhibit 99.2

Power Matters
Disclaimer
© 2011 Microsemi Corporation
Cautionary Statement Regarding Forward-Looking Statements
Microsemi and the Microsemi logo are registered trademarks or service marks of Microsemi Corporation and/or its affiliates. Third-party trademarks and service marks mentioned herein are the property of their respective owners.
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this news release that are not entirely historical and factual in nature, including without limitation statements related to Microsemi's revenue and earnings guidance and the potential benefits of the acquisition of Zarlink including its immediately accretive impact on earnings and its effect on Microsemi’s growth potential are forward-looking statements. These forward-looking statements are based on our current expectations and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. The potential risks and uncertainties include, but are not limited to, such factors as the risk that Microsemi will not be able to complete the acquisition without the cooperation of Zarlink's board and management team; the risk that even if the parties work cooperatively on an acquisition, they will not be able to successfully negotiate and enter into a definitive acquisition agreement or, if such an agreement is entered into, the parties will be unable to comply with or satisfy the closing conditions contained therein; the risk that Zarlink’s business and technology will not be successfully integrated with Microsemi's business, including product mix and acceptance, achievement of gross margins and operational and other cost synergies; negative or worsening worldwide economic conditions or market instability; downturns in the highly cyclical semiconductor industry; intense competition in the semiconductor industry and resultant downward price pressure; inability to develop new technologies and products to satisfy changes in customer demand or the development by the company's competitors of products that decrease the demand for Microsemi's products; unfavorable conditions in end markets; inability of Microsemi's compound semiconductor products to compete successfully with silicon-based products; production delays related to new compound semiconductors;
variability of the company's manufacturing yields; the concentration of the factories that service the semiconductor industry; delays in beginning production, implementing production techniques, resolving problems associated with technical equipment malfunctions, or issues related to government or customer qualification of facilities; potential effects of system outages; inability by Microsemi to fulfill customer demand and resulting loss of customers; variations in customer order preferences; difficulties foreseeing future demand; rises in inventory levels and inventory obsolescence; potential non-realization of expected orders or non-realization of backlog; failure to make sales indicated
by the company's book-to-bill ratio; Microsemi's reliance on government contracts for a portion of its sales; risks related to the company's international operations and sales, including political instability and currency fluctuations; increases in the costs of credit and the availability of credit or additional capital only under more restrictive conditions or not at all; unanticipated changes in Microsemi's tax provisions or exposure to additional income tax liabilities; changes in generally accepted accounting principles; principal, liquidity and counterparty risks related to
Microsemi's holdings in securities; environmental or other regulatory matters or litigation, or any matters involving contingent liabilities or other claims; the uncertainty of litigation, the costs and expenses of litigation, the potential material adverse effect litigation could have on
Microsemi's business and results of operations if an adverse determination in litigation is made, and the time and attention required of management to attend to litigation; difficulties in determining the scope of, and procuring and maintaining, adequate insurance coverage;
difficulties and costs of protecting patents and other proprietary rights; the hiring and retention of qualified personnel in a competitive labor market; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention;
uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; any circumstances that adversely impact the end markets of acquired businesses; and difficulties in closing or disposing of operations or assets or transferring work from one plant to another . In addition to these factors and any other factors mentioned elsewhere in this news release, the reader

Power Matters
Disclaimer
© 2011 Microsemi Corporation
should refer as well to the factors, uncertainties or risks identified in the company's most recent Form 10-K and all subsequent Form 10-Q reports filed by Microsemi with the SEC. Additional risk factors may be identified from time to time in Microsemi's future filings. The forward-looking statements included in this release speak only as of the date hereof, and Microsemi does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.
Guidance is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Microsemi’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis.
ADDITIONAL INFORMATION
Neither this communication nor the any of the statements incorporated by reference in this communication constitutes an offer to buy or solicitation of an offer to sell any securities. No take-over bid or tender offer for the shares of Zarlink has commenced at this time. In connection with the proposed transaction Microsemi may file take-over bid or tender offer documents with the applicable Canadian securities authorities and the U.S. Securities and
Exchange Commission (“SEC”). Any definitive take-over bid or tender offer documents will be made available to shareholders of Zarlink.  INVESTORS
AND SECURITY HOLDERS OF ZARLINK ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE APPLICABLE CANADIAN
AUTHORITIES AND THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed by Microsemi with the applicable Canadian securities authorities through the website maintained by the Canadian Securities Administrators at http://www.sedar.com and with the SEC through the web site maintained by the SEC at
http://www.sec.gov.

4 Power Matters Presentation Outline Proposal To Acquire Zarlink Microsemi Overview Strategic Rationale Transaction Rationale Conclusions and Next Steps © 2011 Microsemi Corporation

Proposal to Acquire Zarlink

Power Matters
Provision
Microsemi's Proposal to Acquire Zarlink
All-cash CAD $3.35 per share offer for all of Zarlink
40% premium to Zarlink’s closing price on July 19, 2011
59% premium to Zarlink’s 52-week average closing price
18% premium to Zarlink’s 5-year high closing price
At least $0.20 accretive to non-GAAP EPS in first year
Immediately accretive
Microsemi has studied all regulatory approvals and is
confident no substantial hurdles exist
© 2011 Microsemi Corporation
Executed a financing commitment letter with Morgan Stanley
Senior Funding, Inc.
Microsemi is committed to maintaining its current credit rating
Consideration
Premium
Accretion
Financing
Regulatory Approval

Microsemi Overview

Power Matters
About Microsemi
Focused on providing solutions where Power Matters,
security is non-negotiable, and reliability is vital
– Defense & Security
– Aerospace
– Enterprise & Communications
– Industrial & Alternative Energy
Industry's most extensive technology portfolio
for targeted markets
– High-performance, high-reliability analog devices
– Mixed-signal and RF integrated circuits
– Customizable System on Chip solutions (Analog + FPGA + uController)
– Complete subsystems
© 2011 Microsemi Corporation
About Microsemi

Power Matters
Communications
Lighting and Display
Storage and Networking
Homeland Security
Enterprise Security
Military and Defense
Commercial Avionics
Satellite
Alternative Energy
Medical
Industrial Control
SEMI Cap Equipment
Markets, Customers, and Applications
Industrial
& Alternative
Energy
Defense &
Security
Aerospace Enterprise &
Communications
Note: LTM as of 4/3/11 and only includes approximately five months of Actel revenue.
© 2011 Microsemi Corporation

Power Matters
2011 2006 2001
Small Signal Transistors
Medium Signal Transistors
Inverters
LDOs
2001 SAM: $500M
2006 SAM: $850M
GaAs Diodes
RF Power Amplifiers
Power Switching
Small Signal Transistors
2011 SAM: $4.1B
Anti-Tamper
Board Level Systems
DC/DC
– ICs
– Converters
–
Subsystems
FPGAs/SoCs
GaAs Diodes
LED Backlighting
RadHard
– MOSFETS
– Hybrids
– Transistors
Power over Ethernet
WLAN Power Amplifiers
A Model of Managed Growth
Consistently Driving SAM Expansion
Zarlink conservatively adds
approximately $1B to Microsemi’s
current $4.1B SAM
© 2011 Microsemi Corporation

Power Matters
$370
$679
FY2006 LTM
FY2011:
FY2010:
FY2009:
FY2008:
FY2007:
FY2006:
Proven History of Growth
(Defense Systems
Business)
© 2011 Microsemi Corporation
Note: LTM as of 4/3/11 and only includes approximately five months of Actel revenue.  Fiscal years ending on or about September 30.
Microsemi Revenue
($ in millions)
(Power Products
Business)
Model for growth driven by 2/3 organic expansion and 1/3 strategic acquisitions

Strategic Rationale

Power Matters
Provision
Overview of Zarlink Semiconductor
Fabless mixed-signal semiconductor company
Communications & medical markets focus
-
Ultra low-power wireless
-
Network timing
-
Line Circuits
-
VoIP
Portfolio of more than 900 products
More than 400 customers
Headquartered in Ottawa, Ontario with
significant presence in Austin, Texas
519 employees as of March 25, 2011
Financial highlights (FY ended 3/25/11):
–
Revenue:  $230.2 million
–
Gross Margin:  51.7%
–
EBITDA: $39.7 million
–
Operating Margin:     15.7% (non-GAAP, excludes one-
time items)
FY2011 Revenue Breakdown
© 2011 Microsemi Corporation
Asia Pacific
63%
Europe
20%
United States
16%
Other
1%
Communication
Products
79%
Medical
Products
12%
Custom and
Other
9%
Source: Zarlink 20-F filed on 6/6/2011.

Power Matters
Provision
Solidifies Medical Products Leadership
© 2011 Microsemi Corporation
Implantable Technology
Ultra low Power Wireless
MRI
Power Switching
High power RF
Defibrillator
Pacemaker
Portable Patient Monitoring
Processing:
Sense and Control
Power Management
Processing:
Sense and Control
Power Management
Oncology-Radiation
Treatment
Power Delivery, Management

Power Matters
Building a Leadership Communications Strategy
Power Conversion
Power Delivery
VoIP, FTTx, DSL
Network Timing & Synchronization
Voice Processing
Wireless WAN / LAN
RF Front End
Sense and Control
Power Management
Customizable System on Chip (cSoC)
Power over Ethernet (PoE)
© 2011 Microsemi Corporation

Power Matters
Strengthening Communications Penetration
DSL
FTTx
Hybrid
Cable
FTTx
PoE
Power Management
WAN / LAN
Subscriber Line Circuits
MSAN Deployment
High Quality VoIP
© 2011 Microsemi Corporation

17 Power Matters Broad Customer Relationships © 2011 Microsemi Corporation Source: Company filings and press releases.

Transaction Rationale

Power Matters
Background of Discussions
Microsemi expresses
interest in exploring a
strategic transaction with
Zarlink to former CEO Kirk
Mandy
January – April 2011 May 2011 June 2011
Microsemi expresses
continued interest in a
strategic transaction to
Zarlink’s Chairman, Adam
Chowaniec
Microsemi submits
indication of interest to
acquire Zarlink for CAD
$3.00 per share
Gary Tanner succeeds
Kirk Mandy as CEO
Zarlink’s Board of Directors
unanimously rejects
proposal and request for
an in-person meeting
Microsemi submits revised
indication to acquire
Zarlink for CAD $3.25 to
$3.55 per share (with
further diligence required
for high end of range)
Zarlink’s Board of Directors
unanimously rejects
revised proposal and
request for an in-person
meeting
© 2011 Microsemi Corporation

Power Matters
Provision
Strong Strategic Rationale
Strengthens Position in
High-Value, High Barrier-to-
Entry Markets
Expand Mixed-Signal Product
Portfolio and Design
Capabilities
Drive Revenue Growth
Building on Existing Product
Strategies and Overlapping
Customers
Financially Attractive
Fortify leading medical position - ultra low-power radio
Continue to build strong position in communications
Enter large, growing timing market
Bolster existing portfolio with complementary medical
wireless and communications product families
Establish engineering talent centers in new geographic
locations
Communications products building on Microsemi’s
PoE, cSoC and RF offerings in enterprise & comms
Strong cross-selling potential in existing customer base
Increased content per application
Adds meaningful scale with similar financial profile
Opportunity to unlock operational benefits and synergies
Immediately accretive to EPS, before synergies
© 2011 Microsemi Corporation

Power Matters
Provision
Diversified, Balanced Market Exposure
© 2011 Microsemi Corporation
Revenue $679.1 million Revenue $230.2 million Revenue $909.3 million
Source: SEC Filings.
Note: LTM revenue figures ending Q1 of CY2011.
Defense &
Security
38%
Aerospace
23%
Enterprise &
Communications
20%
Industrial &
Alternative
Energy
19%
Communications
79%
Medical & Other
21%
Enterprise &
Communications
34%
Defense &
Security
29%
Industrial &
Alternative
Energy
20%
Aerospace
17%

Power Matters
$3,010
$2,634
$2,412
$1,492
$1,123
$909
$832
$679
$638
$486
$475
$305
$298
$213
$151
$134
$83
Significant Revenue Scale
($ in millions)
© 2011 Microsemi Corporation
Top Third of Industry Peers
Source: SEC Filings.
Note: LTM revenue figures ending Q1 of CY2011.

Power Matters
Financial Overview
Last Twelve Months
Long-Term
Model
Microsemi Zarlink Pro Forma
(2)
Revenue $679.1 $230.2 $909.3
Gross Margin 52.4% 51.7% 52.2%
60%
EBITDA
(1)
$184.2 $39.7 $223.9
Operating
Margin
(1)
23.3% 15.7% 21.4%
30%
($ in millions)
Large revenue base with almost $1 billion in LTM revenue
Strong combined gross and operating margins
Significant cash flow generation
Note:  LTM ending Q1 of CY2011.
(1) Non-GAAP figures exclude stock-based compensation, amortization of acquired intangibles, restructuring charges and other one-time items.
(2) Combined financials assume no synergies.
© 2011 Microsemi Corporation
Source: SEC Filings

Power Matters
Provision
Committed Acquisition Financing
© 2011 Microsemi Corporation
($ in millions)
Note: EBITDA calculated by annualizing the latest fiscal quarter for Microsemi and Zarlink.
(1)  Non-GAAP figures exclude stock-based compensation, amortization of acquired intangibles, restructuring charges and other one-time items.
Debt
Most Recent
Quarter
Annualized
EBITDA
(1)
Debt /
Annualized
EBITDA
(1)
Microsemi (4/3/11)
$375.0 $244.4 1.5x
Additional Debt
425.0
Zarlink (3/25/11)
31.1
Pro Forma Microsemi
$800.0 $275.5 2.9x
Source: 8-K filed on 4/28/11 and two most recent 10-Qs for Microsemi; 6-K filed on 5/25/11 for Zarlink.

Power Matters
All Cash Premium Proposal vs. Status Quo
Microsemi’s Proposal
All-cash substantial premium
Larger platform and sales
organization strengthens
position in competitive
landscape
Continued investment in the
business and employees
Zarlink Standalone
Significant execution risk
Limited liquidity for shareholders
Unproven management
Microsemi’s proposal offers superior value to Zarlink’s shareholders
© 2011 Microsemi Corporation

26 Power Matters Zarlink's Weak Historical Stock Price Performance Last 5 Years Indexed Source: FactSet. © 2011 Microsemi Corporation 0% 20% 40% 60% 80% 100% 120% 140% 160% Zarlink S&P/TSX NASDAQ SOX

Power Matters
Zarlink Standalone Risk Mitigated as Part of Microsemi
Improve competitive position vis-à-vis large incumbents
Improve supplier relationships and support
Leverage rich mixed-signal technology portfolio
Global sales / operations infrastructure
Eliminate customer / product concentration
Broaden end-market exposure
Benefit from additional growth vectors
© 2011 Microsemi Corporation
Scale
Resources
Diversity

Power Matters
Zarlink's Mixed Results
© 2011 Microsemi Corporation
Source: SEC filings and Zarlink press releases.
FY11A Historical Growth
Revenues FY09/FY10 FY10/FY11 FQ3/FQ4 Observations
Communications $180.5 1% 28% (4%) Line circuits/timing growing
Telecom network products declining
Medical $28.6 (14%) (5%) 10% Medical telemetry growing
Audiologic medical products declining
Custom $21.1 12% (36%) (23%) Further R&D abandoned
Managing last time buys
Total $230.2 0% 13% (4%) June quarter guidance flat Q/Q

Power Matters
Compelling Offer for Zarlink Shareholders
© 2011 Microsemi Corporation
Source: Company filings, First Call Consensus and selected Wall Street research. Based on stock prices as of 7/19/11.
(1) LTM ending Q1 of CY2011; enterprise value calculated using fully diluted shares outstanding.
(2) Reflects median statistics. Comp Group Includes:  AMCC, EXAR, TSX:GND, IDTI, MSPD, PMCS, SMTC, SLAB, SUPX and VTSS.
(3) Assumes CAD 1.000 = $1.053.
(4) Non-GAAP figures exclude stock based compensation, amortization of purchased intangibles, restructuring charges and other one-time items.
(5) Based on First Call Consensus estimates and SEC filings.
(6) Source: Capital IQ. Includes public Canadian M&A transactions with cash considerations only, between $400mm and $2bn, and from 1/1/2006 to 7/19/2011.
9.4x
7.2x
11.2x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
Comp
Group
Zarlink
(Current)
Zarlink
(Offer)
1.5x
1.2x
1.9x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
Comp
Group
Zarlink
(Current)
Zarlink
(Offer)
31%
40%
0%
10%
20%
30%
40%
50%
Avg. Premium Offer Premium
Enterprise Value / LTM Revenue
(1)
Enterprise Value / LTM EBITDA
(1)(4)
Canadian Premiums Paid Last 5 Years
(6)
(2) (3) (3)
(2) (3) (3)
Projected Revenue Growth CY10 – CY11E
(5)
4%
1%
0%
1%
2%
3%
4%
5%
Comp Group Zarlink
(2)

Conclusions and Next Steps

Power Matters
Conclusions and Next Steps
© 2011 Microsemi Corporation
Microsemi wishes to proceed on a friendly basis
We have a great respect for what Zarlink has accomplished since 2008, and we believe the execution risk of an uncertain plan and other risks are mitigated as part of Microsemi
CAD $3.35 is a compelling valuation and an attractive liquidity option for
Zarlink shareholders
Zarlink’s shareholder meeting is July 27th – we hope shareholders make their feelings known
We are prepared to go directly to shareholders if Zarlink’s board refuses to act in its shareholders’ interest
Microsemi has strong momentum in its own business
We will update you on our July 28th earnings call